UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2020

OCULAR THERAPEUTIX, INC.

(Exact Name of Company as Specified in Charter)

Delaware	001-36554	20-5560161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 Crosby Drive

Bedford, MA 01730

(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code: (781) 357-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value per share	OCUL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02. Results of Operations and Financial Condition.

On March 3, 2020, Ocular Therapeutix, Inc. (the “Company”) issued a press release to report interim data from its ongoing Phase 1 clinical trial of its product candidate OTX-TKI and to provide net product revenue guidance for the quarters ended December 31, 2019, and ending March 31, 2020. OTX-TKI is a long-acting tyrosine kinase inhibitor intravitreal implant evaluated for the treatment of patients with wet age-related macular degeneration and other retinal diseases. The Phase 1 clinical trial is a multi-center, open-label, dose escalation trial intended to evaluate the safety, durability, tolerability and biological activity of OTX-TKI for the treatment of wet age-related macular degeneration. The trial is not powered to measure any efficacy endpoints with statistical significance.

The Company also will be attending the Cowen and Company 40th Annual Health Care Conference on March 3, 2020, to present the interim data.

A copy of the press release and an excerpt of the Company’s conference presentation are included as Exhibits 99.1 and 99.2 hereto, respectively, and are incorporated by reference herein.

The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is furnished to comply with Item 2.02 of Form 8-K, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press Release of the Company, dated March 3, 2020.
99.2	Excerpt from Company presentation, dated March 3, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCULAR THERAPEUTIX, INC.

Date: March 3, 2020	By:	/s/ Donald Notman
Donald Notman
Chief Financial Officer